Exhibit 99.1

INVESTOR CONTACT
Jocelyn Kukulka, 469.399.8544
jocelyn.kukulka@texascapitalbank.com

MEDIA CONTACT
Julia Monter, 469.399.8425
julia.monter@texascapitalbank.com
TEXAS CAPITAL BANCSHARES, INC. ANNOUNCES SECOND QUARTER 2025 RESULTS
Second quarter 2025 net income of $77.3 million and net income available to common stockholders of $73.0 million, up 86% and 95%, respectively, year-over-year
Second quarter 2025 EPS of $1.58 per diluted share and adjusted EPS(1) of $1.63 per diluted share, up 98% and 104%, respectively, year-over-year
Strong balance sheet growth with total loans increasing 7% quarter-over-quarter and 10% year-over-year
Book Value and Tangible Book Value(2) per share both increasing 13% year-over-year, reaching record levels
DALLAS - July 17, 2025 - Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced operating results for the second quarter of 2025.
“Our multi-year focus on building a differentiated, full-service financial services firm has strengthened our client franchise and consistently delivered high-quality outcomes across our platform, driving strong financial performance this quarter,” said Rob C. Holmes, Chairman, President & CEO. “The strategic actions we’ve taken have structurally enhanced our earnings power, and as we enter the second half of the year, the breadth of our capabilities and the strength of our balance sheet position us to deliver durable, through-cycle results for both clients and shareholders.”

	2nd Quarter	1st Quarter	2nd Quarter
(dollars in thousands except per share data)	2025	2025	2024
OPERATING RESULTS
Net income	$77,328	$47,047	$41,662
Net income available to common stockholders	$73,016	$42,734	$37,350
Pre-provision net revenue(3)	$117,188	$77,458	$78,597
Diluted earnings per common share	$1.58	$0.92	$0.80
Diluted common shares	46,215,394	46,616,704	46,872,498
Return on average assets	0.99%	0.61%	0.56%
Return on average common equity	9.17%	5.56%	5.26%

OPERATING RESULTS, ADJUSTED(1)
Net income	$79,841	$47,047	$42,020
Net income available to common stockholders	$75,529	$42,734	$37,708
Pre-provision net revenue(3)	$120,475	$77,458	$79,059
Diluted earnings per common share	$1.63	$0.92	$0.80
Diluted common shares	46,215,394	46,616,704	46,872,498
Return on average assets	1.02%	0.61%	0.57%
Return on average common equity	9.48%	5.56%	5.31%

BALANCE SHEET
Loans held for investment	$18,035,945	$17,654,243	$16,700,569
Loans held for investment, mortgage finance	5,889,589	4,725,541	5,078,161
Total loans held for investment	23,925,534	22,379,784	21,778,730
Loans held for sale	—	—	36,785
Total assets	31,943,535	31,375,749	29,854,994
Non-interest bearing deposits	7,718,006	7,874,780	7,987,715
Total deposits	26,064,309	26,053,034	23,818,327
Stockholders’ equity	3,510,070	3,429,774	3,175,601

(1)    These adjusted measures are non-GAAP measures. Please refer to “GAAP to Non-GAAP Reconciliations” for the computations of these adjusted measures and the reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.
(2)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.
(3)    Net interest income plus non-interest income, less non-interest expense.

SECOND QUARTER 2025 COMPARED TO FIRST QUARTER 2025
For the second quarter of 2025, net income available to common stockholders was $73.0 million, or $1.58 per diluted share, compared to $42.7 million, or $0.92 per diluted share, for the first quarter of 2025.
Provision for credit losses for the second quarter of 2025 was $15.0 million, compared to $17.0 million for the first quarter of 2025. The $15.0 million provision for credit losses recorded in the second quarter of 2025 resulted primarily from an increase in total loans held for investment (“LHI”) and $13.0 million in net charge-offs, partially offset by a decrease in criticized loans.
Net interest income was $253.4 million for the second quarter of 2025, compared to $236.0 million for the first quarter of 2025, primarily due to increases in average earning assets and earning asset yields, a decrease in average short-term borrowings and the impact of one additional day in the second quarter. Net interest margin for the second quarter of 2025 was 3.35%, an increase of 16 basis points from the first quarter of 2025. LHI, excluding mortgage finance, yields decreased 4 basis points from the first quarter of 2025 and LHI, mortgage finance, yields increased 49 basis points from the first quarter of 2025. Total cost of deposits was 2.65% for the second quarter of 2025, an 11 basis point decrease from the first quarter of 2025.
Non-interest income for the second quarter of 2025 increased $9.6 million compared to the first quarter of 2025 primarily due to increases in investment banking and advisory fees and trading income, partially offset by a $1.9 million loss on sale of available-for-sale debt securities recognized during the second quarter of 2025.
Non-interest expense for the second quarter of 2025 decreased $12.7 million compared to the first quarter of 2025, primarily due to decreases in salaries and benefits, related to the effect of seasonal payroll expenses that peak in the first quarter, and legal and professional expense, partially offset by an increase in other non-interest expense.
SECOND QUARTER 2025 COMPARED TO SECOND QUARTER 2024
Net income available to common stockholders was $73.0 million, or $1.58 per diluted share, for the second quarter of 2025, compared to $37.4 million, or $0.80 per diluted share, for the second quarter of 2024.
The second quarter of 2025 included a $15.0 million provision for credit losses, reflecting an increase in total LHI and $13.0 million in net charge-offs, partially offset by a decline in criticized loans, compared to a $20.0 million provision for credit losses for the second quarter of 2024.
Net interest income increased to $253.4 million for the second quarter of 2025, compared to $216.6 million for the second quarter of 2024, primarily due to an increase in average earning assets and a decrease in funding costs, partially offset by an increase in average interest bearing liabilities. Net interest margin increased 34 basis points to 3.35% for the second quarter of 2025, as compared to the second quarter of 2024. LHI, excluding mortgage finance, yields decreased 44 basis points compared to the second quarter of 2024 and LHI, mortgage finance yields increased 48 basis points from the second quarter of 2024. Total cost of deposits decreased 34 basis points compared to the second quarter of 2024.
Non-interest income for the second quarter of 2025 increased $3.6 million compared to the second quarter of 2024 primarily due to increases in service charges on deposit accounts, trading income and other non-interest income, partially offset by the loss on sale of available-for-sale debt securities mentioned above.
Non-interest expense for the second quarter of 2025 increased $1.9 million compared to the second quarter of 2024, primarily due to increases in salaries and benefits, occupancy expense and communications and technology expense, partially offset by a decrease in marketing expense.
CREDIT QUALITY
Net charge-offs of $13.0 million were recorded during the second quarter of 2025, compared to net charge-offs of $9.8 million and $12.0 million during the first quarter of 2025 and the second quarter of 2024, respectively. Criticized loans totaled $637.5 million at June 30, 2025, compared to $762.9 million at March 31, 2025 and $859.7 million at June 30, 2024. Non-accrual LHI totaled $113.6 million at June 30, 2025, compared to $93.6 million at March 31, 2025 and $85.0 million at June 30, 2024. The ratio of non-accrual LHI to total LHI for the second quarter of 2025 was 0.47%, compared to 0.42% for the first quarter of 2025 and 0.39% for the second quarter of 2024. The ratio of total allowance for credit losses to total LHI was 1.40% at June 30, 2025, compared to 1.48% and 1.44% at March 31, 2025 and June 30, 2024, respectively.
REGULATORY RATIOS AND CAPITAL
All regulatory ratios continue to be in excess of “well capitalized” requirements as of June 30, 2025. CET1, tier 1 capital, total capital and leverage ratios were 11.4%, 12.9%, 15.3% and 11.8%, respectively, at June 30, 2025, compared to 11.6%, 13.1%, 15.6% and 11.8%, respectively, at March 31, 2025 and 11.6%, 13.1%, 15.7% and 12.2%, respectively, at June 30, 2024. At June 30, 2025, our ratio of tangible common equity to total tangible assets was 10.1%, compared to 10.0% at March 31, 2025 and 9.6% at June 30, 2024.
During the second quarter of 2025, the Company repurchased 317,860 shares of its common stock for an aggregate purchase price, including excise tax expense, of $21.0 million, at a weighted average price of $65.50 per share.

About Texas Capital Bancshares, Inc.
Texas Capital Bancshares, Inc. (NASDAQ®: TCBI), a member of the Russell 2000® Index and the S&P MidCap 400®, is the parent company of Texas Capital Bank (“TCB”). Texas Capital is the collective brand name for TCB and its separate, non-bank affiliates and wholly-owned subsidiaries. Texas Capital is a full-service financial services firm that delivers customized solutions to businesses, entrepreneurs and individual customers. Founded in 1998, the institution is headquartered in Dallas with offices in Austin, Houston, San Antonio, and Fort Worth, and has built a network of clients across the country. With the ability to service clients through their entire lifecycles, Texas Capital has established commercial banking, consumer banking, investment banking and wealth management capabilities.
Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans.
Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward-looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors, including recent trade policies and their impact on our customers; TCBI’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to successfully execute its business strategy, including its strategic plan and developing and executing new lines of business and new products and services and potential strategic acquisitions; the extensive regulations to which TCBI is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, disruptions or security breaches; TCBI’s ability to use technology to provide products and services to its customers; risks related to the development and use of artificial intelligence; changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; the failure to identify, attract and retain key personnel and other employees; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TCBI, in particular; claims, litigation or regulatory investigations and actions that TCBI may become subject to; severe weather, natural disasters, climate change, acts of war, terrorism, global or other geopolitical conflicts, or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(dollars in thousands except per share data)
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2025	2025	2024	2024	2024
CONSOLIDATED STATEMENTS OF INCOME
Interest income	$439,567	$427,289	$437,571	$452,533	$422,068
Interest expense	186,172	191,255	207,964	212,431	205,486
Net interest income	253,395	236,034	229,607	240,102	216,582
Provision for credit losses	15,000	17,000	18,000	10,000	20,000
Net interest income after provision for credit losses	238,395	219,034	211,607	230,102	196,582
Non-interest income	54,069	44,444	54,074	(114,771)	50,424
Non-interest expense	190,276	203,020	172,159	195,324	188,409
Income/(loss) before income taxes	102,188	60,458	93,522	(79,993)	58,597
Income tax expense/(benefit)	24,860	13,411	22,499	(18,674)	16,935
Net income/(loss)	77,328	47,047	71,023	(61,319)	41,662
Preferred stock dividends	4,312	4,313	4,312	4,313	4,312
Net income/(loss) available to common stockholders	$73,016	$42,734	$66,711	$(65,632)	$37,350
Diluted earnings/(loss) per common share	$1.58	$0.92	$1.43	$(1.41)	$0.80
Diluted common shares	46,215,394	46,616,704	46,770,961	46,608,742	46,872,498
CONSOLIDATED BALANCE SHEET DATA
Total assets	$31,943,535	$31,375,749	$30,731,883	$31,629,299	$29,854,994
Loans held for investment	18,035,945	17,654,243	17,234,492	16,764,512	16,700,569
Loans held for investment, mortgage finance	5,889,589	4,725,541	5,215,574	5,529,659	5,078,161
Loans held for sale	—	—	—	9,022	36,785
Interest bearing cash and cash equivalents	2,507,691	3,600,969	3,012,307	3,894,537	2,691,352
Investment securities	4,608,628	4,531,219	4,396,115	4,405,520	4,388,976
Non-interest bearing deposits	7,718,006	7,874,780	7,485,428	9,070,804	7,987,715
Total deposits	26,064,309	26,053,034	25,238,599	25,865,255	23,818,327
Short-term borrowings	1,250,000	750,000	885,000	1,035,000	1,675,000
Long-term debt	620,256	660,521	660,346	660,172	659,997
Stockholders’ equity	3,510,070	3,429,774	3,367,936	3,354,044	3,175,601

End of period shares outstanding	45,746,836	46,024,933	46,233,812	46,207,757	46,188,078
Book value per share	$70.17	$68.00	$66.36	$66.09	$62.26
Tangible book value per share(1)	$70.14	$67.97	$66.32	$66.06	$62.23
SELECTED FINANCIAL RATIOS
Net interest margin	3.35%	3.19%	2.93%	3.16%	3.01%
Return on average assets	0.99%	0.61%	0.88%	(0.78)%	0.56%
Return on average assets, adjusted(4)	1.02%	0.61%	0.88%	1.00%	0.57%
Return on average common equity	9.17%	5.56%	8.50%	(8.87)%	5.26%
Return on average common equity, adjusted(4)	9.48%	5.56%	8.50%	10.04%	5.31%
Efficiency ratio(2)	61.9%	72.4%	60.7%	155.8%	70.6%
Efficiency ratio, adjusted(2)(4)	61.1%	72.4%	60.7%	62.3%	70.4%
Non-interest income to average earning assets	0.72%	0.60%	0.69%	(1.52)%	0.71%
Non-interest income to average earning assets, adjusted(4)	0.74%	0.60%	0.69%	0.86%	0.71%
Non-interest expense to average earning assets	2.52%	2.75%	2.21%	2.59%	2.65%
Non-interest expense to average earning assets, adjusted(4)	2.50%	2.75%	2.21%	2.52%	2.65%
Common equity to total assets	10.1%	10.0%	10.0%	9.7%	9.6%
Tangible common equity to total tangible assets(3)	10.1%	10.0%	10.0%	9.7%	9.6%
Common Equity Tier 1	11.4%	11.6%	11.4%	11.2%	11.6%
Tier 1 capital	12.9%	13.1%	12.8%	12.6%	13.1%
Total capital	15.3%	15.6%	15.4%	15.2%	15.7%
Leverage	11.8%	11.8%	11.3%	11.4%	12.2%
(1)     Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.
(2)    Non-interest expense divided by the sum of net interest income and non-interest income.
(3)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles.
(4)    These adjusted measures are non-GAAP measures. Please refer to “GAAP to Non-GAAP Reconciliations” for the computations of these adjusted measures and the reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(dollars in thousands)
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Assets
Cash and due from banks	$182,451	$201,504	$176,501	$297,048	$221,727
Interest bearing cash and cash equivalents	2,507,691	3,600,969	3,012,307	3,894,537	2,691,352
Available-for-sale debt securities	3,774,141	3,678,378	3,524,686	3,518,662	3,483,231
Held-to-maturity debt securities	761,907	779,354	796,168	812,432	831,513
Equity securities	68,692	71,679	75,261	74,426	74,232
Trading securities	3,888	1,808	—	—	—
Investment securities	4,608,628	4,531,219	4,396,115	4,405,520	4,388,976
Loans held for sale	—	—	—	9,022	36,785
Loans held for investment, mortgage finance	5,889,589	4,725,541	5,215,574	5,529,659	5,078,161
Loans held for investment	18,035,945	17,654,243	17,234,492	16,764,512	16,700,569
Less: Allowance for credit losses on loans	277,648	278,379	271,709	273,143	267,297
Loans held for investment, net	23,647,886	22,101,405	22,178,357	22,021,028	21,511,433
Premises and equipment, net	86,831	84,575	85,443	81,577	69,464
Accrued interest receivable and other assets	908,552	854,581	881,664	919,071	933,761
Goodwill and intangibles, net	1,496	1,496	1,496	1,496	1,496
Total assets	$31,943,535	$31,375,749	$30,731,883	$31,629,299	$29,854,994

Liabilities and Stockholders’ Equity
Liabilities:
Non-interest bearing deposits	$7,718,006	$7,874,780	$7,485,428	$9,070,804	$7,987,715
Interest bearing deposits	18,346,303	18,178,254	17,753,171	16,794,451	15,830,612
Total deposits	26,064,309	26,053,034	25,238,599	25,865,255	23,818,327
Accrued interest payable	14,120	25,270	23,680	18,679	23,841
Other liabilities	484,780	457,150	556,322	696,149	502,228
Short-term borrowings	1,250,000	750,000	885,000	1,035,000	1,675,000
Long-term debt	620,256	660,521	660,346	660,172	659,997
Total liabilities	28,433,465	27,945,975	27,363,947	28,275,255	26,679,393

Stockholders’ equity:
Preferred stock, $.01 par value, $1,000 liquidation value:
Authorized shares - 10,000,000
Issued shares(1)	300,000	300,000	300,000	300,000	300,000
Common stock, $.01 par value:
Authorized shares - 100,000,000
Issued shares(2)	517	517	515	515	515
Additional paid-in capital	1,065,083	1,060,028	1,056,719	1,054,614	1,050,114
Retained earnings	2,611,401	2,538,385	2,495,651	2,428,940	2,494,572
Treasury stock(3)	(354,000)	(332,994)	(301,842)	(301,868)	(301,868)
Accumulated other comprehensive loss, net of taxes	(112,931)	(136,162)	(183,107)	(128,157)	(367,732)
Total stockholders’ equity	3,510,070	3,429,774	3,367,936	3,354,044	3,175,601
Total liabilities and stockholders’ equity	$31,943,535	$31,375,749	$30,731,883	$31,629,299	$29,854,994

(1) Preferred stock - issued shares	300,000	300,000	300,000	300,000	300,000
(2) Common stock - issued shares	51,747,305	51,707,542	51,520,315	51,494,260	51,474,581
(3) Treasury stock - shares at cost	6,000,469	5,682,609	5,286,503	5,286,503	5,286,503

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Interest income
Interest and fees on loans	$364,358	$345,251	$698,508	$676,130
Investment securities	45,991	33,584	92,556	65,728
Interest bearing cash and cash equivalents	29,218	43,233	75,792	97,588
Total interest income	439,567	422,068	866,856	839,446
Interest expense
Deposits	174,798	181,280	349,734	356,880
Short-term borrowings	3,444	12,749	11,690	25,532
Long-term debt	7,930	11,457	16,003	25,443
Total interest expense	186,172	205,486	377,427	407,855
Net interest income	253,395	216,582	489,429	431,591
Provision for credit losses	15,000	20,000	32,000	39,000
Net interest income after provision for credit losses	238,395	196,582	457,429	392,591
Non-interest income
Service charges on deposit accounts	8,182	5,911	16,022	12,250
Wealth management and trust fee income	3,730	3,699	7,694	7,266
Brokered loan fees	2,398	2,131	4,347	4,042
Investment banking and advisory fees	24,109	25,048	40,587	43,472
Trading income	7,896	5,650	13,835	10,362
Available-for-sale debt securities losses	(1,886)	—	(1,886)	—
Other	9,640	7,985	17,914	14,351
Total non-interest income	54,069	50,424	98,513	91,743
Non-interest expense
Salaries and benefits	120,154	118,840	251,795	247,567
Occupancy expense	12,144	10,666	22,988	20,403
Marketing	3,624	5,996	8,633	12,032
Legal and professional	11,069	11,273	26,058	27,468
Communications and technology	24,314	22,013	47,956	43,127
Federal Deposit Insurance Corporation insurance assessment	5,096	5,570	10,437	13,991
Other	13,875	14,051	25,429	26,214
Total non-interest expense	190,276	188,409	393,296	390,802
Income before income taxes	102,188	58,597	162,646	93,532
Income tax expense	24,860	16,935	38,271	25,728
Net income	77,328	41,662	124,375	67,804
Preferred stock dividends	4,312	4,312	8,625	8,625
Net income available to common stockholders	$73,016	$37,350	$115,750	$59,179

Basic earnings per common share	$1.59	$0.80	$2.52	$1.26
Diluted earnings per common share	$1.58	$0.80	$2.49	$1.25

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF CREDIT LOSS EXPERIENCE
(dollars in thousands)
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2025	2025	2024	2024	2024
Allowance for credit losses on loans:
Beginning balance	$278,379	$271,709	$273,143	$267,297	$263,962
Allowance established for acquired purchase credit deterioration loans	—	—	—	2,579	—
Loans charged-off:
Commercial	13,020	10,197	14,100	6,120	9,997
Commercial real estate	431	500	2,566	262	2,111
Consumer	—	—	—	30	—
Total charge-offs	13,451	10,697	16,666	6,412	12,108
Recoveries:
Commercial	486	483	4,562	329	153
Commercial real estate	—	413	18	—	—
Consumer	—	4	15	—	—
Total recoveries	486	900	4,595	329	153
Net charge-offs	12,965	9,797	12,071	6,083	11,955
Provision for credit losses on loans	12,234	16,467	10,637	9,350	15,290
Ending balance	$277,648	$278,379	$271,709	$273,143	$267,297

Allowance for off-balance sheet credit losses:
Beginning balance	$53,865	$53,332	$45,969	$45,319	$40,609
Provision for off-balance sheet credit losses	2,766	533	7,363	650	4,710
Ending balance	$56,631	$53,865	$53,332	$45,969	$45,319

Total allowance for credit losses	$334,279	$332,244	$325,041	$319,112	$312,616
Total provision for credit losses	$15,000	$17,000	$18,000	$10,000	$20,000

Allowance for credit losses on loans to total loans held for investment	1.16%	1.24%	1.21%	1.23%	1.23%
Allowance for credit losses on loans to average total loans held for investment	1.19%	1.29%	1.22%	1.24%	1.27%
Net charge-offs to average total loans held for investment(1)	0.22%	0.18%	0.22%	0.11%	0.23%
Net charge-offs to average total loans held for investment for last 12 months(1)	0.18%	0.18%	0.19%	0.20%	0.22%
Total provision for credit losses to average total loans held for investment(1)	0.26%	0.32%	0.32%	0.18%	0.38%
Total allowance for credit losses to total loans held for investment	1.40%	1.48%	1.45%	1.43%	1.44%
(1)Interim period ratios are annualized.

TEXAS CAPITAL BANCSHARES, INC.
NON-PERFORMING ASSETS, PAST DUE LOANS AND CRITICIZED LOANS
(dollars in thousands)
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2025	2025	2024	2024	2024
NON-PERFORMING ASSETS
Non-accrual loans held for investment	$113,609	$93,565	$111,165	$88,960	$85,021
Non-accrual loans held for sale	—	—	—	—	—
Other real estate owned	—	—	—	—	—
Total non-performing assets	$113,609	$93,565	$111,165	$88,960	$85,021

Non-accrual loans held for investment to total loans held for investment	0.47%	0.42%	0.50%	0.40%	0.39%
Total non-performing assets to total assets	0.36%	0.30%	0.36%	0.28%	0.28%
Allowance for credit losses on loans to non-accrual loans held for investment	2.4x	3.0x	2.4x	3.1x	3.1x
Total allowance for credit losses to non-accrual loans held for investment	2.9x	3.6x	2.9x	3.6x	3.7x

LOANS PAST DUE
Loans held for investment past due 90 days and still accruing	$2,068	$791	$4,265	$5,281	$286
Loans held for investment past due 90 days to total loans held for investment	0.01%	—%	0.02%	0.02%	—%
Loans held for sale past due 90 days and still accruing	$—	$—	$—	$—	$64

CRITICIZED LOANS
Criticized loans	$637,462	$762,887	$713,951	$897,727	$859,671
Criticized loans to total loans held for investment	2.66%	3.41%	3.18%	4.03%	3.95%
Special mention loans	$339,923	$484,165	$435,626	$579,802	$593,305
Special mention loans to total loans held for investment	1.42%	2.16%	1.94%	2.60%	2.72%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2025	2025	2024	2024	2024
Interest income
Interest and fees on loans	$364,358	$334,150	$340,388	$361,407	$345,251
Investment securities	45,991	46,565	44,102	38,389	33,584
Interest bearing deposits in other banks	29,218	46,574	53,081	52,737	43,233
Total interest income	439,567	427,289	437,571	452,533	422,068
Interest expense
Deposits	174,798	174,936	189,061	190,255	181,280
Short-term borrowings	3,444	8,246	10,678	13,784	12,749
Long-term debt	7,930	8,073	8,225	8,392	11,457
Total interest expense	186,172	191,255	207,964	212,431	205,486
Net interest income	253,395	236,034	229,607	240,102	216,582
Provision for credit losses	15,000	17,000	18,000	10,000	20,000
Net interest income after provision for credit losses	238,395	219,034	211,607	230,102	196,582
Non-interest income
Service charges on deposit accounts	8,182	7,840	6,989	6,307	5,911
Wealth management and trust fee income	3,730	3,964	4,009	4,040	3,699
Brokered loan fees	2,398	1,949	2,519	2,400	2,131
Investment banking and advisory fees	24,109	16,478	26,740	34,753	25,048
Trading income	7,896	5,939	5,487	5,786	5,650
Available-for-sale debt securities losses	(1,886)	—	—	(179,581)	—
Other	9,640	8,274	8,330	11,524	7,985
Total non-interest income	54,069	44,444	54,074	(114,771)	50,424
Non-interest expense
Salaries and benefits	120,154	131,641	97,873	121,138	118,840
Occupancy expense	12,144	10,844	11,926	12,937	10,666
Marketing	3,624	5,009	4,454	5,863	5,996
Legal and professional	11,069	14,989	15,180	11,135	11,273
Communications and technology	24,314	23,642	24,007	25,951	22,013
Federal Deposit Insurance Corporation insurance assessment	5,096	5,341	4,454	4,906	5,570
Other	13,875	11,554	14,265	13,394	14,051
Total non-interest expense	190,276	203,020	172,159	195,324	188,409
Income/(loss) before income taxes	102,188	60,458	93,522	(79,993)	58,597
Income tax expense/(benefit)	24,860	13,411	22,499	(18,674)	16,935
Net income/(loss)	77,328	47,047	71,023	(61,319)	41,662
Preferred stock dividends	4,312	4,313	4,312	4,313	4,312
Net income/(loss) available to common shareholders	$73,016	$42,734	$66,711	$(65,632)	$37,350

TEXAS CAPITAL BANCSHARES, INC.
TAXABLE EQUIVALENT NET INTEREST INCOME ANALYSIS (UNAUDITED)(1)
(dollars in thousands)
	2nd Quarter 2025			1st Quarter 2025			2nd Quarter 2024			YTD June 30, 2025			YTD June 30, 2024
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Investment securities(2)	$4,573,164	$45,999	3.93%	$4,463,876	$46,565	4.10%	$4,427,023	$33,584	2.80%	$4,518,822	$92,564	4.01%	$4,363,195	$65,728	2.79%
Interest bearing cash and cash equivalents	2,661,037	29,218	4.40%	4,255,796	46,574	4.44%	3,273,069	43,233	5.31%	3,454,011	75,792	4.43%	3,662,348	97,588	5.36%
Loans held for sale	—	—	—%	335	2	2.97%	28,768	683	9.55%	167	2	2.97%	39,966	1,867	9.40%
Loans held for investment, mortgage finance	5,327,559	58,707	4.42%	3,972,106	38,527	3.93%	4,357,288	42,722	3.94%	4,653,577	97,234	4.21%	3,937,498	74,177	3.79%
Loans held for investment(3)	18,018,626	306,142	6.81%	17,527,070	296,091	6.85%	16,750,788	301,910	7.25%	17,774,206	602,233	6.83%	16,636,438	600,216	7.26%
Less: Allowance for credit losses on loans	278,035	—	—%	272,758	—	—	263,145	—	—%	275,411	—	—	256,541	—	—
Loans held for investment, net	23,068,150	364,849	6.34%	21,226,418	334,618	6.39%	20,844,931	344,632	6.65%	22,152,372	699,467	6.37%	20,317,395	674,393	6.68%
Total earning assets	30,302,351	440,066	5.80%	29,946,425	427,759	5.76%	28,573,791	422,132	5.86%	30,125,372	867,825	5.78%	28,382,904	839,576	5.87%
Cash and other assets	1,117,118			1,157,184			1,177,061			1,137,040			1,117,763
Total assets	$31,419,469			$31,103,609			$29,750,852			$31,262,412			$29,500,667

Liabilities and Stockholders’ Equity
Transaction deposits	$2,213,037	$13,731	2.49%	$2,163,250	$13,908	2.61%	$2,061,622	$16,982	3.31%	$2,188,282	$27,639	2.55%	$2,034,057	$33,840	3.35%
Savings deposits	13,727,095	134,272	3.92%	13,357,243	133,577	4.06%	11,981,668	143,173	4.81%	13,543,190	267,849	3.99%	11,695,673	279,963	4.81%
Time deposits	2,361,525	26,795	4.55%	2,329,384	27,451	4.78%	1,658,899	21,125	5.12%	2,345,543	54,246	4.66%	1,689,112	43,077	5.13%
Total interest bearing deposits	18,301,657	174,798	3.83%	17,849,877	174,936	3.97%	15,702,189	181,280	4.64%	18,077,015	349,734	3.90%	15,418,842	356,880	4.65%
Short-term borrowings	306,176	3,444	4.51%	751,500	8,246	4.45%	927,253	12,749	5.53%	527,608	11,690	4.47%	919,670	25,532	5.58%
Long-term debt	649,469	7,930	4.90%	660,445	8,073	4.96%	778,401	11,457	5.92%	654,927	16,003	4.93%	818,955	25,443	6.25%
Total interest bearing liabilities	19,257,302	186,172	3.88%	19,261,822	191,255	4.03%	17,407,843	205,486	4.75%	19,259,550	377,427	3.95%	17,157,467	407,855	4.78%
Non-interest bearing deposits	8,191,402			7,875,244			8,647,594			8,034,196			8,642,685
Other liabilities	475,724			552,154			537,754			513,728			523,520
Stockholders’ equity	3,495,041			3,414,389			3,157,661			3,454,938			3,176,995
Total liabilities and stockholders’ equity	$31,419,469			$31,103,609			$29,750,852			$31,262,412			$29,500,667
Net interest income		$253,894			$236,504			$216,646			$490,398			$431,721
Net interest margin			3.35%			3.19%			3.01%			3.27%			3.02%
(1)    Taxable equivalent rates used where applicable.
(2)    Yields on investment securities are calculated using available-for-sale securities at amortized cost.
(3)    Average balances include non-accrual loans.

GAAP TO NON-GAAP RECONCILIATIONS
The following items are non-GAAP financial measures: adjusted non-interest income, adjusted non-interest expense, adjusted net income, adjusted net income available to common stockholders, adjusted pre-provision net revenue (“PPNR”), adjusted diluted earnings/(loss) per common share, adjusted return on average assets, adjusted return on average common equity, adjusted efficiency ratio, adjusted non-interest income to average earning assets and adjusted non-interest expense to average earning assets. These are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. The table below provides a reconciliation of these non-GAAP financial measures to the most comparable GAAP measures.
These non-GAAP financial measures are adjusted for certain items, listed below, that management believes are non-operating in nature and not representative of its actual operating performance. Management believes that these non-GAAP financial measures provide meaningful additional information about Texas Capital Bancshares, Inc. to assist management and investors in evaluating operating results, financial strength, business performance and capital position. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. As such, these non-GAAP financial measures should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP.

Reconciliation of Non-GAAP Financial Measures
(dollars in thousands except per share data)	2nd Quarter 2025	1st Quarter 2025	4th Quarter 2024	3rd Quarter 2024	2nd Quarter 2024
Net interest income	$253,395	$236,034	$229,607	$240,102	$216,582

Non-interest income	54,069	44,444	54,074	(114,771)	50,424
Available-for-sale debt securities losses, net	1,886	—	—	179,581	—
Non-interest income, adjusted	55,955	44,444	54,074	64,810	50,424

Non-interest expense	190,276	203,020	172,159	195,324	188,409
FDIC special assessment	—	—	—	651	(462)
Restructuring expenses	(1,401)	—	—	(5,923)	—
Non-interest expense, adjusted	188,875	203,020	172,159	190,052	187,947

Provision for credit losses	15,000	17,000	18,000	10,000	20,000

Income tax expense/(benefit)	24,860	13,411	22,499	(18,674)	16,935
Tax effect of adjustments	774	—	—	44,880	104
Income tax expense/(benefit), adjusted	25,634	13,411	22,499	26,206	17,039

Net income/(loss)(1)	$77,328	$47,047	$71,023	$(61,319)	$41,662
Net income/(loss), adjusted(1)	$79,841	$47,047	$71,023	$78,654	$42,020

Preferred stock dividends	4,312	4,313	4,312	4,313	4,312

Net income/(loss) to common stockholders(2)	$73,016	$42,734	$66,711	$(65,632)	$37,350
Net income/(loss) to common stockholders, adjusted(2)	$75,529	$42,734	$66,711	$74,341	$37,708

PPNR(3)	$117,188	$77,458	$111,522	$(69,993)	$78,597
PPNR(3), adjusted	$120,475	$77,458	$111,522	$114,860	$79,059

Weighted average common shares outstanding, diluted	46,215,394	46,616,704	46,770,961	46,608,742	46,872,498
Diluted earnings/(loss) per common share	$1.58	$0.92	$1.43	$(1.41)	$0.80
Diluted earnings/(loss) per common share, adjusted	$1.63	$0.92	$1.43	$1.59	$0.80

Average total assets	$31,419,469	$31,103,609	$32,212,087	$31,215,173	$29,750,852
Return on average assets	0.99%	0.61%	0.88%	(0.78)%	0.56%
Return on average assets, adjusted	1.02%	0.61%	0.88%	1.00%	0.57%

Average common equity	$3,195,041	$3,114,389	$3,120,933	$2,945,238	$2,857,661
Return on average common equity	9.17%	5.56%	8.50%	(8.87)%	5.26%
Return on average common equity, adjusted	9.48%	5.56%	8.50%	10.04%	5.31%

Efficiency ratio(4)	61.9%	72.4%	60.7%	155.8%	70.6%
Efficiency ratio, adjusted(4)	61.1%	72.4%	60.7%	62.3%	70.4%

Average earning assets	$30,302,351	$29,946,425	$31,033,803	$29,975,318	$28,573,791
Non-interest income to average earning assets	0.72%	0.60%	0.69%	(1.52)%	0.71%
Non-interest income to average earning assets, adjusted	0.74%	0.60%	0.69%	0.86%	0.71%
Non-interest expense to average earning assets	2.52%	2.75%	2.21%	2.59%	2.65%
Non-interest expense to average earning assets, adjusted	2.50%	2.75%	2.21%	2.52%	2.65%
(1)     Net interest income plus non-interest income, less non-interest expense, provision for credit losses and income tax expense/(benefit). On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted, provision for credit losses and income tax expense/(benefit), adjusted.
(2)    Net income/(loss), less preferred stock dividends. On an adjusted basis, net income/(loss), adjusted, less preferred stock dividends.
(3)    Net interest income plus non-interest income, less non-interest expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted.
(4)    Non-interest expense divided by the sum of net interest income and non-interest income. On an adjusted basis, non-interest expense, adjusted, divided by the sum of net interest income and non-interest income, adjusted.